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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          April 29, 2003
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                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                  1-13437                               43-1710906
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         (Commission File Number)             (IRS Employer Identification No.)


27500 Riverview Center Blvd, Suite 400, Bonita Springs, FL            34134
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      (Address of Principal Executive Offices)                      (Zip Code)


                                 (239) 949-4450
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K



ITEM 9. REGULATION FD DISCLOSURE

         On April 29, 2003, Source Interlink Companies, Inc. publicly announced its results of operations for the fiscal quarter ended January 31, 2003 and for the fiscal year then ended. The text of the announcement is attached hereto as
Exhibit 99.2. The information contained in this Current Report in Form 8-K, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of the section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 30, 2003

                                        SOURCE INTERLINK COMPANIES, INC


                                By:            /s/ MARC FIERMAN
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                                                 Marc Fierman
                                    Vice President and Chief Financial Officer